SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 25, 2002

                                       FH

                                  (Depositor)

(Issuer in respect of First Horizon Mortgage Pass-Through Trust, Series 2001-5)

                (Exact name of registrant as specified in charter)

Texas                         333-74467                     13-4150878
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving TX                                 75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214-441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
                                 Series 2001-5

On June 25, 2002, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Series 2001-5, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2001, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Series 2001-5 relating to the distribution date of June 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of July 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 2002


                                       FH


                          By: /s/ Karon Greene
                              ------------------------------
                          Name:   Karon Greene
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated June 25, 2002



                             Payment Date: 06/25/02


          ------------------------------------------------------------
(null)
            First Horizon Mortgage Pass-Through Trust, Series 2001-5
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        160,932,893.19    6.750000%     6,331,332.45    905,247.52    7,236,579.97       0.00       0.00
                        A2         19,506,600.25    6.750000%             0.00          0.00            0.00       0.00       0.00
                        A3         28,950,000.00    6.750000%             0.00    162,843.75      162,843.75       0.00       0.00
                        A4          7,245,965.47    7.000000%       285,066.75     42,268.13      327,334.88       0.00       0.00
                        A5          7,245,965.47    6.500000%       285,066.75     39,248.98      324,315.73       0.00       0.00
Residual                AR                  0.00    6.750000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          3,422,912.66    6.750000%         2,842.11     19,253.88       22,095.99       0.00       0.00
                        B2          2,976,445.79    6.750000%         2,471.40     16,742.51       19,213.91       0.00       0.00
                        B3          1,637,045.19    6.750000%         1,359.27      9,208.38       10,567.65       0.00       0.00
                        B4            744,111.45    6.750000%           617.85      4,185.63        4,803.48       0.00       0.00
                        B5            595,289.16    6.750000%           494.28      3,348.50        3,842.78       0.00       0.00
                        B6          1,041,492.09    6.750000%           864.77      5,858.39        6,723.16       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        234,298,720.71     -            6,910,115.62  1,208,205.68    8,118,321.30     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        154,601,560.74              0.00
                                A2         19,616,324.87              0.00
                                A3         28,950,000.00              0.00
                                A4          6,960,898.73              0.00
                                A5          6,960,898.73              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          3,420,070.55              0.00
                                B2          2,973,974.39              0.00
                                B3          1,635,685.91              0.00
                                B4            743,493.60              0.00
                                B5            594,794.88              0.00
                                B6          1,040,627.32              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        227,498,329.72     -
--------------------------------------------------------------------------------

                             Payment Date: 06/25/02


          ------------------------------------------------------------
(null)
            First Horizon Mortgage Pass-Through Trust, Series 2001-5
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    160,932,893.19     6.750000% 32051DGH9    28.506675      4.075856    696.089873
                           A2     19,506,600.25     6.750000% 32051DGJ5     0.000000      0.000000  1,063.644934
                           A3     28,950,000.00     6.750000% 32051DGK2     0.000000      5.625000  1,000.000000
                           A4      7,245,965.47     7.000000% 32051DGL0    28.506675      4.226813    696.089873
                           A5      7,245,965.47     6.500000% 32051DGM8    28.506675      3.924898    696.089873
Residual                   AR              0.00     6.750000% 32051DGN6     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      3,422,912.66     6.750000% 32051DGP1     0.823800      5.580836    991.324797
                           B2      2,976,445.79     6.750000% 32051DGQ9     0.823800      5.580836    991.324797
                           B3      1,637,045.19     6.750000% 32051DGR7     0.823800      5.580836    991.324797
                           B4        744,111.45     6.750000% 32051DGS5     0.823800      5.580836    991.324797
                           B5        595,289.16     6.750000% 32051DGT3     0.823800      5.580836    991.324797
                           B6      1,041,492.09     6.750000% 32051DGU0     0.823794      5.580836    991.324843
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     234,298,720.71       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
            First Horizon Mortgage Pass-Through Trust, Series 2001-5
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       227,498,329.67   227,498,329.67
Loan count                    556              556
Avg loan rate           7.351637%             7.35
Prepay amount        6,605,848.23     6,605,848.23

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees        42,877.58        42,877.58
Sub servicer fees       70,067.55        70,067.55
Trustee fees             1,153.66         1,153.66


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy             106,927.00       106,927.00
Fraud                5,999,847.68     5,999,847.68
Special Hazard       2,342,987.21     2,342,987.21


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.557368%           100.000000%            223,881,424.38
   -----------------------------------------------------------------------------
   Junior            4.442632%             0.000000%             10,408,646.65
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           4                 1,818,171.77
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             1                   518,141.11

Totals:                                 5                 2,336,312.88
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            8,118,321.30          8,118,321.30
Principal remittance amount            6,910,115.62          6,910,115.62
Interest remittance amount             1,208,205.68          1,208,205.68